Exhibit 99.1

MSFT Reporting Segments Frank Brod Chris Suh September 26, 2013

During this call, we may make forward-looking statements, which are predictions, projections, or other statements about future events. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could materially differ because of factors discussed in today’s conference call, and in the risk factor section of our Form 10-K, Forms 10-Q, and other reports and filings with the Securities and Exchange Commission. We do not undertake any duty to update any forward-looking statement. 2

Agenda New Reporting Segments Overview One Microsoft Reporting Product to Segment Mapping Key Performance Indicators Q&A 3

Provide insight into business model economics Show progress against our strategy Increased accountability on gross margins Financial reporting follows how we manage the business New Segment Overview 4

Five New Reporting Segments*

Devices and Consumer

1	Hardware	Surface | Xbox and Xbox LIVE Subscriptions | Other Hardware
2	Licensing	Windows OEM | Windows Phone | Office Consumer | IP Licensing
3	Other	Bing & MSN | O365 Home Premium | 1st Party Video Games | Marketplaces

Commercial

4	Licensing	Windows Enterprise | Server Products | Office Business | Dynamics | Unified Communications
5	Other	Enterprise Services | O365 | Azure | Dynamics CRM Online
	Corporate and Other	GAAP Adjustments | Corporate-level Activity Not Attributed to a Segment

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* Please refer to the document Q1 FY14 Segment Reporting Changes on www.microsoft.com/investor for additional information

One Microsoft Reporting Cost of Revenue Direct Attribution S&M Direct and Customer Segment Segments Business Model & Customer Segments Revenue Direct Attribution New R&D Shared and Direct Old Direct Attribution Direct Attribution Product Product and Shared No change No change Direct and Allocated 6

Product to Segment Mapping

Windows Division

OEM 65%* of Windows Revenue	100% to D&C Licensing
Non-OEM 35%* of Windows Revenue	
Surface Device & Accessories	100% to D&C Hardware
Windows Volume Licensing	~90% to Commercial Licensing ~10% to D&C Licensing (Academic)
Hardware (mice & keyboards)	100% to D&C Hardware
Windows Retail (fully packaged product)	~90% to D&C Licensing ~10% to D&C Other (Retail Stores)
Windows Services	100% to D&C Other

*Percentages noted above relate to FY13 Q4 adjusted revenue

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Product to Segment Mapping Product Transactional and Multi-Year Licensing 80%* of S&T Revenue New Enterprise Services 20%* of S&T Revenue Traditional Licensing (Server & CAL) to Commercial Licensing Azure to Commercial Other 100% to Commercial Other *Percentages noted above relate to FY13 Q4 adjusted revenue Server and Tools Revenue 8

New Product to Segment Mapping Bing & MSN 100% to D&C Other Online Services Division Revenue *Percentages noted above relate to FY13 Q4 adjusted revenue 9

Product to Segment Mapping

Microsoft Business Division Revenue

	New
Business Annuity 70%* of MBD Revenue	~90% to Commercial Licensing ~10% to Commercial Other for Office 365 & Dynamics CRM Online
Business Transactional 15%* of MBD Revenue	100% to Commercial Licensing
Consumer Transactional 15%* of MBD Revenue	~95% to D&C Licensing Remaining to D&C Other

*Percentages noted above relate to FY13 Q4 adjusted revenue

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Product to Segment Mapping Windows Phone Licensing and IP 100% to D&C Licensing Skype 100% to Commercial Licensing Xbox Studios (1st Party Games) 100% to D&C Other Marketplaces 100% to D&C Other Xbox Consoles, Xbox LIVE Subscriptions, 2nd and 3rd Party Games 100% to D&C Hardware New Entertainment and Devices Division Revenue 11 Percentages noted above relate to FY13 Q4 adjusted revenue

Product to Segment Mapping

Revenue Summary

	D&C Licensing	D&C Hardware	D&C Other	Commercial Licensing	Commercial Other
Windows Division	• OEM (100%)* • Windows Volume Licensing (academic) (~10%) • Windows Retail (fully packaged product) (~90%)	• Surface Device & Accessories (100%) • Hardware (mice & keyboards) (100%)	• Windows Retail (fully packaged product) (retail stores) (~10%) • Windows Live (100%)	• Windows Volume Licensing (~90%)	
Server and Tools				• Product Transactional & Multi-Year Licensing (ex Azure)	• Azure • Enterprise Services (100%)
Online Services Division			• Bing & MSN (100%)		
Microsoft Business Division	• Consumer Transactional (~95%)		• Consumer Transactional (~5%)	• Business Annuity (~90%) • Business Transactional (100%)	• Business Annuity (O365 & Dynamics CRM Online) (~10%)
Entertainment and Devices Division	• Windows Phone Licensing and IP (100%)	• Xbox Consoles, Xbox LIVE Subscriptions, 2nd and 3rd Party Games (100%)	• Xbox Studios (1st Party Games) (100%) • Marketplaces (100%)	• Skype (100%)	

*Indicates that 100% of OEM revenue falls into D&C Licensing. In all cases, the percentages refer to the amount of revenue from the old line item (for example, OEM revenue) that falls into each new reportable segment.

Percentages noted above relate to FY13 Q4 adjusted revenue

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Enhanced Disclosures KPIs are supplemental metrics published quarterly to provide additional insight into business performance and aid in gauging progress of transition of business models New KPIs will be provided starting with Q1-FY14 earnings Earnings Release & Related Materials New Reporting Segments SEC Filings & MD&A KPIs 13

KPIs—MSFT Consolidated Microsoft Bookings growth Unearned revenue for Windows, Server & Tools, MBD & total volume licensing Contracted not billed Bookings growth Unearned Revenue for Commercial Licensing and Total Contracted not billed Expected future recognition of total unearned revenue (by quarter) Commercial cloud revenue growth Product Revenue Mix OEM, Multi-year licensing, Rest of business OEM, Multi-year licensing, Rest of business Geographic mix Starting Q1-FY14 Q4-FY13 14

KPIs—Segments Windows Windows Pro revenue growth Windows (non-Pro) revenue growth Windows volume licensing revenue growth Surface revenue MBD Consumer revenue growth Business revenue growth Dynamics revenue growth Office consumer revenue growth Office commercial revenue growth Dynamics revenue growth Office 365 Home Premium subscriber growth Office 365 Commercial seat growth Server and Tools Software revenue growth Enterprise Services revenue growth Server product revenue growth Enterprise Services revenue growth Starting Q1-FY14 Q4-FY13 15

KPIs—Segments EDD Xbox console unit sales Xbox LIVE members Skype monthly connected users Xbox console unit sales Online Services Division Online Advertising revenue growth Online Advertising revenue growth US Search share Starting Q1-FY14 Q4-FY13 16

FY14 Q1 KPIs Microsoft Consolidated Bookings growth Contracted not billed Unearned revenue – commercial, rest of business Unearned revenue – scheduled recognition Revenue mix: license, geography Device & Consumer—Hardware Xbox console unit sales Surface revenue Commercial—Licensing Office commercial revenue growth Server product revenue growth Dynamics revenue growth Windows volume licensing revenue growth Devices & Consumer—Licensing Windows Pro revenue growth Windows (non-Pro) revenue growth Office consumer revenue growth Commercial—Other Enterprise Services revenue growth Commercial cloud revenue growth Office 365 commercial seat growth Devices & Consumer—Other Online Advertising revenue growth US search share Office 365 Home Premium subscriber growth 17

What to expect in October All financials, earnings commentary and forward looking statements will be reported in the new segments New KPI metrics will be published starting with Q1 FY14 results A supplemental slide for revenue and operating income results in the old segment view for Q1 FY14 18

© 2013 Microsoft Corporation. All rights reserved. Microsoft, Windows, Windows Vista and other product names are or may be registered trademarks and/or trademarks in the U.S. and/or other countries. The information herein is for informational purposes only and represents the current view of Microsoft Corporation as of the date of this presentation. Because Microsoft must respond to changing market conditions, it should not be interpreted to be a commitment on the part of Microsoft, and Microsoft cannot guarantee the accuracy of any information provided after the date of this presentation. MICROSOFT MAKES NO WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO THE INFORMATION IN THIS PRESENTATION.

Appendix

Financial Statements – One Microsoft Other Licensing Hardware 3 2 1 Devices and Consumer Other Licensing 5 4 Commercial Corporate and Other TOTAL 6,461 19,021 6,618 32,100 39,686 5,660 45,346 2013 403 $ 77,849 6,740 19,495 6,203 32,438 37,126 4,644 41,770 2012 (485) $ 73,723 REVENUE ($ in millions) 9,421 21,132 2013 (3,789) $ 26,764 6,051 19,978 2012 (4,266) $ 21,763 OPERATING INCOME (LOSS) 956 17,044 2,046 20,046 36,261 921 37,182 2013 372 $ 57,600 2,495 17,240 1,998 21,733 34,463 579 35,042 2012 (582) $ 56,193 GROSS MARGIN Year ended June 30 21

Financial Statements – One Microsoft Other Licensing Hardware 3 2 1 Devices and Consumer Other Licensing 5 4 Commercial Corporate and Other TOTAL REVENUE ($ in millions) Year ended June 30 3,415 4,956 1,738 10,109 9,585 1,166 10,751 FY12Q2 25 $ 20,885 953 4,763 1,437 7,153 9,090 1,157 10,247 FY12Q3 7 $ 17,407 1,366 5,093 1,515 7,974 8,332 1,039 9,371 FY12Q1 27 $ 17,372 GROSS MARGIN 1,006 4,683 1,513 7,202 10,119 1,282 11,401 FY12Q4 (544) $ 18,059 6,740 19,495 6,203 32,438 37,126 4,644 41,770 2012 (485) $ 73,723 594 4,665 470 5,729 7,809 53 7,862 FY12Q1 4 $ 13,595 1,045 4,389 692 6,126 8,955 171 9,126 FY12Q2 (5) $ 15,247 395 4,141 428 4,964 8,395 114 8,509 FY12Q3 (18) $ 13,455 461 4,045 408 4,914 9,304 241 9,545 FY12Q4 (563) $ 13,896 2,495 17,240 1,998 21,733 34,463 579 35,042 2012 (582) $ 56,193 22

Financial Statements – One Microsoft Other Licensing Hardware 3 2 1 Devices and Consumer Other Licensing 5 4 Commercial Corporate and Other TOTAL REVENUE ($ in millions) Year ended June 30 1,084 4,678 1,400 7,162 8,945 1,248 10,193 FY13Q1 (1,347) $ 16,008 2,808 5,703 1,999 10,510 10,135 1,389 11,524 FY13Q2 (578) $ 21,456 1,402 4,352 1,656 7,410 9,979 1,449 11,428 FY13Q3 1,651 $ 20,489 1,167 4,288 1,563 7,018 10,627 1,574 12,201 FY13Q4 677 $ 19,896 6,461 19,021 6,618 32,100 39,686 5,660 45,346 2013 403 $ 77,849 448 4,103 362 4,913 8,183 105 8,288 FY13Q1 (1,361) $ 11,840 762 5,131 886 6,779 9,326 216 9,542 FY13Q2 (557) $ 15,764 393 3,929 430 4,752 9,085 264 9,349 FY13Q3 1,601 $ 15,702 (647) 3,881 368 3,602 9,667 336 10,003 FY13Q4 689 $ 14,294 956 17,044 2,046 20,046 36,261 921 37,182 2013 372 $ 57,600 GROSS MARGIN 23

Definitions – Devices and Consumer Devices and Consumer (“D&C”) develops and markets products and services designed to entertain and connect people, increase personal productivity, help people simplify tasks and make more informed decisions online, and help advertisers connect with audiences. D&C revenue is generated from three segments: D&C Licensing , comprising: Windows, including OEM and other non-volume licensing of the Windows operating system and related software (“Consumer Windows”); non-volume licensing of Microsoft Office for consumers (“Consumer Office”); Windows Phone, including related patent licensing; and certain other patent licensing revenue; D&C Hardware , comprising: the Xbox 360 gaming and entertainment console and accessories, second- party and third-party video games, and Xbox LIVE subscriptions (“Xbox Platform”); Surface; and Microsoft PC accessories; and D&C Other , comprising: Resale, including Windows Store, Xbox LIVE transactions, and the Windows Phone Marketplace; search advertising; display advertising; Subscription, comprising Office 365 Home Premium; Studios, comprising first-party video games; our retail stores; and certain other consumer products and services not included in the categories above. 24

Definitions – Commercial Our Commercial segments develop and market software and services designed to increase individual, team, and organization productivity and efficiency, and to simplify everyday tasks through seamless operations across the user’s hardware and software. Our Commercial segments are: Commercial Licensing , comprising: server products, including Windows Server, Microsoft SQL Server, Visual Studio, System Center, and Windows Embedded; volume licensing of the Windows operating system (excluding OEM and other non-volume licensing of the Windows operating system) (“Commercial Windows”); Microsoft Office for business (“Commercial Office”), including Exchange, SharePoint, and Lync; Microsoft Dynamics business solutions, excluding Dynamics CRM Online; and Skype; and Commercial Other , comprising: Enterprise Services, including Premier product support services and Microsoft Consulting Services; Online Services, comprising Office 365 (excluding Office 365 Home Premium), other Microsoft Office online offerings, and Dynamics CRM Online; Windows Azure; and certain other commercial products and online services not included in the categories above. 25

Definitions – Corporate and Other Corporate and Other includes adjustments to conform our internal accounting policies to U.S. GAAP and corporate-level activity not specifically attributed to a segment. Significant internal accounting policies that differ from U.S. GAAP relate to revenue recognition, income statement classification, and depreciation. 26 1